UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 18, 2021

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

Iowa	001-05128	42-0410230
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1716 Locust Street,	Des Moines,	Iowa	50309-3023
(Address of principal executive offices)			(ZIP Code)

Registrant’s telephone number, including area code:	(515)	284-3000
Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1	MDP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 2.02	Results of Operations and Financial Condition.

Meredith Corporation ("Meredith") is filing this Form 8-K to provide certain quarterly financial information of its wholly-owned subsidiary Meredith Holdings Corporation ("SpinCo"). The financial information of SpinCo has been prepared on a carve-out basis and excludes the historical net assets and results of operations of Meredith's local media business segment, in order to reflect the previously-announced pending sale of Meredith's local media business segment. This sale will be effected by (i) a spin-off and distribution, in which Meredith shareholders will receive on a one-for-one basis shares of SpinCo, which will hold Meredith's digital and magazine businesses, the MNI and PeopleTV businesses and corporate operations, followed immediately by (ii) the merger of Meredith, holding the assets of the local media group segment, with a subsidiary of Gray Television, Inc. ("Gray"). This financial information is included in Exhibit 99 filed herewith and incorporated by reference into this Item 2.02.

The information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any of Meredith's filings under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	99	SpinCo Quarterly Financial Information
	104	Cover Page Interactive Data File (formatted as Inline XBRL)

Forward-Looking Statements
This Current Report on Form 8-K and the Exhibit attached hereto contain certain forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. These statements are based on management's current knowledge and estimates of factors affecting Meredith and its operations. Forward-looking statements can be identified by words such as may, should, expects, provides, anticipates, assumes, can, will, meets, could, likely, intends, might, predicts, seeks, would, believe, estimates, plans, continues, guidance or outlook, or variations of these words or similar expressions. Actual results may differ materially from those currently anticipated.

Statements in this Current Report on Form 8-K and the Exhibit attached hereto that are forward-looking, including statements related to the proposed merger, distribution and spin-off and the timing of the transactions, are based on management's estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond the control of Meredith, Gray and SpinCo. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: the timing to consummate the proposed transactions; the risk that a condition to closing of the proposed transactions may not be satisfied and the transactions may not close; management's ability to separate the national media business into an independent publicly-traded company; the diversion of management time on transaction-related issues; change in national and regional economic conditions; pricing fluctuations in advertising; changes in paper and postage prices; reliance on printing suppliers; changes in magazine circulation sales; industry consolidation; technological developments; and major world news events.

For more discussion of important risk factors that may materially affect Meredith, Gray and SpinCo, please see the risk factors contained in Gray's Annual Report on Form 10-K for its fiscal year ended December 31, 2020 and Meredith's Annual Report on Form 10-K for its fiscal year ended June 30, 2021, both of which are on file with the SEC. You should also read Meredith's Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and Gray's Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, which are also on file with the SEC.

No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Meredith, Gray and SpinCo. None of Meredith, Gray or SpinCo assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

Additional Information and Where to Find It
This communication is not a solicitation of a proxy from any shareholder of Meredith. In connection with the transactions contemplated by the Merger Agreement, Meredith has filed relevant materials with the SEC, including a definitive proxy statement. In addition, SpinCo has filed a registration statement on Form 10 with respect to its common stock and class B common stock, which registration statement has been declared effective by the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MEREDITH, SPINCO, GRAY, MERGER SUB AND THE MERGER AND SPIN-OFF. The proxy statement and Form 10, and other relevant materials, and any other documents filed by Meredith, SpinCo and Gray with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. The documents filed by Meredith may also be obtained for free from the Meredith's Investor Relations web site (http://ir.meredith.com) or by directing a request to the Meredith's Shareholder/Financial Analyst contact, Mike Lovell, Executive Director Corporate Communications, at 515-284-3622.

Participants in the Solicitation
Meredith and Gray and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of Meredith in connection with the merger and spin-off. Information about Gray's directors and executive officers is available in Gray's definitive proxy statement, dated March 25, 2021, for its 2021 annual meeting of shareholders. Information about Meredith's directors and executive officers is available in Meredith's definitive proxy statement, dated October 27, 2021, for its 2021 annual meeting of shareholders. Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement regarding the merger and spin-off that Meredith filed with the SEC on November 8, 2021 and Form 10 registration statement that SpinCo filed with the SEC on November 9, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION
Registrant

/s/ Jason Frierott
Jason Frierott
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: November 18, 2021